UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☑                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Bionovo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note

Bionovo, Inc. hereby amends its proxy statement dated April 9, 2010 in connection with its Annual Meeting of Stockholders to be held on May 3, 2010, by filing a revised proxy card to correct a typographical error on the proxy card that was originally filed. The annual report including the proxy statement and notice of annual meeting mailed to the company’s stockholders on or about April 9, 2010 was accurate and included the revised proxy card.

Voting Instructions
You can vote by Internet or Telephone!
You may choose one of the three voting options outlined below.

BIONOVO, INC.

INVESTOR RELATIONS

5858 HORTON STREET, SUITE 400

EMERYVILLE, CA 94608

<Shareholder Name>

<Shareholder Address1>

<Shareholder Address2>

<Shareholder Address3>

VOTE BY INTERNET – www.colonialstock.com/Bionovo2010

•

You can view the Bionovo 2010 Annual Report and Proxy Statement and submit your vote online at the website listed above up until 11:59PM Pacific Time on May 2, 2010. You will need the control number at the left in order to do so.

•	Follow the instructions on the secure website to complete your vote.

VOTE BY PHONE – 877-285-8605

•	You may vote by phone until 5:00PM MST/4:00 PM PT on April 30, 2010.
•	Please have your notice and proxy card in hand when you call.

VOTE BY MAIL

•	If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

BIONOVO, INC.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1.	Election of five directors nominated by the board of directors to serve until the 2011 annual meeting of shareholders.	☐	☐	☐
Nominees: 1) John Baxter 2) George Butler 3) Isaac Cohen 4) Louis Drapeau 5) Mary Tagliaferri

		For	Against	Abstain
2.	To approve an amendment to the Certificate of Incorporation, as amended, to increase the authorized shares of common stock from 190,000,000 shares to 350,000,000 shares, par value $0.0001 (the “Authorized Share Increase”);	☐	☐	☐

3.	To approve an amendment to the Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock at a ratio to be determined by the Board of Directors within a range of between 1-for-2 and 1-for-5, with a corresponding reduction in the number of authorized shares of our common stock (the “Reverse Stock Split”), and to authorize the Board of Directors, in its discretion, to implement the Reverse Stock Split at an exchange ratio within this range and to do so at any time prior to our 2011 annual meeting of stockholders by filing an amendment to the Certificate of Incorporation.	☐	☐	☐

4.	To ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010 (the “Ratification of Public Accountants”).	☐	☐	☐

5.	In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The board of directors recommends a vote FOR all the nominees for director in Proposal 1 and FOR Proposals 2, 3, and 4.

Please indicate if you plan to attend this meeting.	Yes	No
	☐	☐

Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing.

Signature	Date	Signature (Joint Owners)	Date